UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2009
KORN/FERRY INTERNATIONAL
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-14505 (Commission File Number)	95-2623879 (IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 2600 Los Angeles, California (Address of Principal Executive Offices)	90067 (Zip Code)
Registrant’s telephone number, including area code: (310) 552-1834
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) Appointment of Principal Accounting Officer
On June 1, 2009, Mr. Mark Neal was appointed principal accounting officer of Korn/Ferry International (the “Company”). Mr. Neal, age 49, has served as VP, Finance of the Company since July 2004. He joined the Company as Senior Director, Internal Audit in October 2002 and in March 2004 transitioned to the Company’s finance department, assuming the position of Senior Director, a position he held until his promotion to VP, Finance in July 2004.
No information is required to be disclosed with respect to Mr. Neal pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL
(Registrant)
Date: June 5, 2009	/s/ Michael A. DiGregorio
(Signature)
	Name:	Michael A. DiGregorio
	Title:	Executive Vice President and Chief Financial Officer